                                                                      Exhibit 24


                             GRUBB & ELLIS COMPANY
                               POWER OF ATTORNEY

                          ANNUAL REPORT ON FORM 10-K


     The undersigned President and Chief Executive Officer of Grubb & Ellis Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Robert J. Walner, Blake Harbaugh, and Carol Vanairsdale, jointly and severally, his attorneys with full power of substitution, to sign and file with the Securities and Exchange Commission, in his capacity as President and Chief Executive Officer of the Company, the Company's Annual Report on Form 10-K for the 1999 fiscal year and any and all amendments or supplements thereto, and any and all instruments or documents filed as part of or in conjunction with such Annual Report or amendments or supplements thereto, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed these presents this 16th day of September, 1999.



                                        /s/  Neil Young
                                        ---------------------
                                        Neil Young
                                        President and Chief Executive Officer

                             GRUBB & ELLIS COMPANY
                               POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K


     Each of the undersigned directors of Grubb & Ellis Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Robert J. Walner, Blake Harbaugh, and Carol Vanairsdale, jointly and severally, his attorneys with full power of substitution, to sign and file with the Securities and Exchange Commission, in his capacity as director of the Company, the Company's Annual Report on Form 10-K for the fiscal year ending June 30, 1999 and any and all amendments or supplements thereto, and any and all instruments or documents filed as part of or in conjunction with such Annual Report or amendments or supplements thereto, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

     This instruments may be executed in a number of identical counter parts, each of which shall be deemed an original for all purposes and all of which shall constitute, collectively, one instrument.

     IN WITNESS WHEREOF, we have signed these presents this 16th day of September, 1999.


/s/  R. David Anacker                                  /s/  Reuben S. Leibowitz
-------------------------                              ------------------------
R. David Anacker                                       Reuben S. Leibowitz

/s/  Lawrence S. Bacow                                 /s/  Robert J. McLaughlin
-------------------------                              -------------------------
Lawrence S. Bacow                                      Robert J. McLaughlin

/s/  Joe F. Hanauer                                    /s/  Thomas E. Meador
-------------------------                              -------------------------
Joe F. Hanauer                                         Thomas E. Meador

/s/  C. Michael Kojaian                                /s/  John D. Santoleri
-------------------------                              -------------------------
C. Michael Kojaian                                     John D. Santoleri

/s/  Sidney Lapidus                                    /s/  Neil R. Young
-------------------------                              -------------------------
Sidney Lapidus                                         Neil R. Young

/s/  Todd A. Williams
-------------------------
Todd A. Williams